UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2014

FS Investment Corporation III

(Exact name of Registrant as specified in its charter)

Maryland	814-01047	90-0994912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 2, 2014, FS Investment Corporation III (the “Corporation”) announced that its board of directors (the “Board”) declared regular weekly cash distributions for April 8, 2014 through June 24, 2014. The regular weekly cash distributions, each in the amount of $0.013461 per share, will be payable monthly to stockholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Distribution Amount
4/8/2014	4/30/2014	$0.013461
4/15/2014	4/30/2014	$0.013461
4/22/2014	4/30/2014	$0.013461
4/29/2014	4/30/2014	$0.013461
5/6/2014	5/28/2014	$0.013461
5/13/2014	5/28/2014	$0.013461
5/20/2014	5/28/2014	$0.013461
5/27/2014	5/28/2014	$0.013461
6/3/2014	6/25/2014	$0.013461
6/10/2014	6/25/2014	$0.013461
6/17/2014	6/25/2014	$0.013461
6/24/2014	6/25/2014	$0.013461

Certain Information About Distributions

The determination of the tax attributes of the Corporation’s distributions will be made annually as of the end of the Corporation’s fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. The Corporation intends to update stockholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to stockholders will be reported to stockholders annually on Form 1099-DIV. The payment of future distributions on the Corporation’s shares of common stock is subject to the discretion of the Board and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

The Corporation may fund its cash distributions to stockholders from any sources of funds legally available to it, including expense reimbursements from Franklin Square Holdings, L.P., as well as offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies. The Corporation has not established limits on the amount of funds it may use from available sources to make distributions. There can be no assurance that the Corporation will be able to pay distributions at a specific rate or at all.

Item 3.02.	Unregistered Sales of Equity Securities.

On April 2, 2014, in connection with the consummation of a private placement (the “Private Placement”) of the Corporation’s shares of common stock, par value $0.001 per share (the “Shares”), to members of the Board and individuals and entities affiliated with the Corporation’s investment adviser and investment sub-adviser, the Corporation issued an aggregate of approximately 1,309,639 Shares at a price of $9.00 per Share for aggregate proceeds of approximately $11.8 million. The issuance of Shares in the Private Placement was conditioned upon the Corporation raising at least $2.5 million in proceeds in its public offering from persons not affiliated with the Corporation or the Corporation’s investment adviser (the “Minimum Offering Requirement”).

The Private Placement did not involve a public offering and is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act and pursuant to Rule 506 of Regulation D promulgated thereunder.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2014, the stockholders of the Corporation unanimously approved the amendment and restatement of the Corporation’s charter (the “Charter”) as set forth in the Articles of Amendment and Restatement (as amended and restated, the “Second Articles”). The Second Articles were effective April 1, 2014 and reflect amendments to the Charter requested by certain state securities regulators in connection with the Corporation’s public offering of Shares. The Board had approved the Second Articles and submitted them to the stockholders for consideration on March 31, 2014.

The following is a description of the amended provisions of the Second Articles.

•	The procedure for amending the Charter, including the procedures with respect to the receipt of requisite stockholder approval of such amendments, has been clarified.

•	The dissolution of the Corporation shall be effective and valid if declared advisable and approved by the Board, and approved by the affirmative vote of holders of the Corporation’s stock entitled to cast a majority, rather than two-thirds, of all the votes entitled to be cast on the matter.

•	Subject to and in addition to the provisions of any class or series of stock then outstanding and the mandatory provisions of any applicable laws or regulations, including the Maryland General Corporation Law, or other provisions of the Charter, upon a vote by the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote on the matter, stockholders may, without the necessity for concurrence by FSIC III Advisor, LLC, the investment adviser of the Corporation, direct that the Corporation amend the Charter.

•	Certain provisions in the Charter that were rendered automatically inapplicable by a listing of the Corporation’s shares on a national securities exchange will require a stockholder vote for the elimination of such provisions from the Charter.

The foregoing description of the amendments to the Charter set forth in this Item 5.03 is a summary only and is qualified in all respects by the provisions of the Second Articles, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.07.

Item 8.01	Other Events.

On April 2, 2014, the Corporation announced that it had satisfied its Minimum Offering Requirement and admitted its initial public investors as stockholders.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

3.1	Articles of Amendment and Restatement of FS Investment Corporation III.

99.1	Press release dated April 2, 2014.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of the Corporation. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Corporation makes with the Securities and Exchange Commission. The Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation III

Date: April 2, 2014	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Articles of Amendment and Restatement of FS Investment Corporation III.

99.1	Press release dated April 2, 2014.